OFFICER NON COMPETE AGREEMENT

        THIS OFFICER NON COMPETE AGREEMENT (the "Agreement") is made and entered into as of the ___ day of _____________, 2000, by and between STATE NATIONAL BANCSHARES, INC., a Texas corporation (the "Company") and ____________________, an individual resident of the State of Texas (AOfficer").

RECITALS

        WHEREAS, the Company and Independent Bankshares, Inc. (the "BHC"), a registered bank holding company that controls First State Bank, N.A. (the "Bank"), have entered into that certain Agreement and Plan of Reorganization, dated as of ______________, 2000, (the "Reorganization Agreement"). Terms with their initial letter capitalized and not otherwise defined herein shall have the meanings given them in the Reorganization Agreement; and

        WHEREAS, in connection with consummation of the transactions contemplated by the Reorganization Agreement, the Company and Officer have agreed to enter into this Officer Non Compete Agreement.

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and intending to be legally bound hereby, the Company and Officer agree as follows:

        1.  Officer Support. Officer agrees to use his reasonable best efforts to refrain from harming the Bank=s goodwill and its customer and client relationships.

        2.     Noncompete Covenants.

        (a)    For and in consideration of consummation of the Merger and the other transactions contemplated by the Reorganization Agreement, Officer agrees that for a period of six (6) months after Officer's termination of employment with the BHC or the Bank, Officer shall not, directly or indirectly, individually or as an employee, partner, officer, director or shareholder or in any other capacity whatsoever:

(i)	solicit the banking business of any current customers of the Bank;
(ii)	(A)	acquire, charter, operate or enter into any franchise or other management agreement with any financial institution,
	(B)	serve as an officer, director, employee, agent or consultant to any financial institution, or
	(C)	establish or operate a branch or other office of a financial institution, within the city limits of or within seventy-five (75) miles of Abilene, Texas;

Texas; or

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(iii)

recruit, hire, assist others in recruiting or hiring, discuss employment with, or refer others concerning employment, any person who is, or within the preceding twelve (12) months was, an employee of the Bank; provided, however, that nothing in this Section 2(a)(iii) shall apply to employment other than in the financial services business.

For purposes hereof, the term Afinancial institution shall mean any state or national bank, bank holding company, state or federal savings association, state or federal savings bank, savings association/thrift holding company, or credit union.

As additional consideration for Officer's compliance with this non compete covenant, Employer agrees to pay to Officer an amount equal to his current monthly base salary each month during the six month term of the non compete covenant. For purposes hereof, "current monthly base salary" shall equal the Officer's monthly salary either as of the date of this Agreement or as of the date of the Officer's termination of employment, whichever is greater. In the event Officer fails to perform his obligations under this non compete covenant, Employer shall have no obligation to pay such additional consideration to Officer. The additional consideration provided for in this paragraph shall be in addition to any payments to which Officer may be entitled pursuant to that certain Retention Agreement dated as of ______________, 1999, between Officer and the BHC.

        (b)     If any court of competent jurisdiction should determine that any term or terms of this covenant are too broad in terms of time, geographic area, lines of commerce or otherwise, such court shall modify and revise any such term or terms so that they comply with applicable law.

        (c)     Officer agrees that (i) this Agreement is entered into in connection with the sale to the Company of the goodwill of the business of the BHC and the Bank, (ii) Officer is receiving valuable consideration in the Merger and hereunder for this Agreement, (iii) the restrictions imposed upon Officer by this Agreement are essential and necessary to ensure the Company acquires the goodwill of the BHC and the Bank, and (iv) all the restrictions (including particularly the time and geographical limitations) set forth in this Agreement are fair and reasonable.

        3.  Effective Date, Termination.

        (a)     This Agreement shall become effective at the Effective Time of the Merger as defined in the Reorganization Agreement. If the Reorganization Agreement is terminated in accordance with its terms, then this Agreement shall not become effective and shall be of no further force and effect.

        (b)     This Agreement shall terminate eighteen (18) months after the Effective Time of the Merger provided for in the Reorganization Agreement; provided, however that if any payments due and owing to Officer under the terms of this Agreement have not been made prior to such date, the obligation to make such payments shall survive termination of this Agreement.

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        4.  Injunctive Relief. The Company and Officer hereby acknowledge and agree that the Company and the Bank will be irreparably damaged if the provisions of this Agreement are not specifically enforced. Accordingly, the Company or the Bank shall be entitled to an injunction restraining any violation of this Agreement by Officer (without any bond or other security being required), or any other appropriate decree of specific performance. Such remedies shall not be exclusive and shall be in addition to any other remedy that the Company or the Bank may have at law or in equity.

        5.  Assignability. This Agreement shall not be assigned by either party without the prior written consent of the other party.

        6.  Parties Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns, except as otherwise expressly provided herein.

        7.  Texas Law to Apply. This Agreement shall be construed under and in accordance with the laws of the State of Texas.

        8.  Legal Construction. If any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, any provision shall be fully severable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be valid and enforceable.

        9.  Notice. Unless otherwise provided herein, any and all payments, notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date hereof by any party hereto to any other party may be delivered personally or by nationally recognized overnight courier service or sent by mail or (except in the case of payments) by telex or facsimile transmission, at the respective addresses or transmission numbers set forth below and shall be effective (a) in the case of personal delivery, telex or facsimile transmission, when received; (b) in the case of mail, upon the earlier of actual receipt or five (5) business days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (c) in the case of nationally-recognized overnight courier service, one (1) business day after delivery to such courier service together with all appropriate fees or charges and instructions for such overnight delivery. The parties may change their respective addresses and transmission numbers by written notice to all other parties, sent as provided in this Section 9. All communications must be in writing and addressed as follows:

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IF TO OFFICER:
__________________________ __________________________ __________________________ __________________________
IF TO THE COMPANY:
Mr. Tom C. Nichols State National Bancshares, Inc. 1617 Broadway Lubbock, Texas 79401 Telecopy: (806) 749-5670

        10.  No Delay, Waiver, Etc. No delay on the part of the parties hereto in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.

        11.  Modification. No amendment hereof shall be effective unless contained in a written instrument signed by the parties hereto.

        12.  Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

OFFICER
_______________________________________ Print Name:_____________________________
STATE NATIONAL BANCSHARES, INC.

By:____________________________________ Tom C. Nichols, President